LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

Supplement dated July 22, 2011 to the

Summary Prospectus dated March 1, 2011

The following replaces the subsection titled “Investment Adviser – Portfolio Managers” on pages 7-8 of the summary prospectus:

Portfolio Manager. Robert I. Gerber, Partner and Chief Investment Officer of Lord Abbett, is primarily responsible for the day-to-day management of the Fund and has been a member of the Fund’s investment team since 2005. Mr. Gerber is supported by a team of investment professionals who provide asset allocation analysis and research.

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